                                                                   EXHIBIT 10.20

                          REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (this "Agreement"), dated as of December 31, 1997, is made by and between the undersigned stockholder or warrantholder (the "Stockholder") of Paradigm Music Entertainment Company, a Delaware corporation (the "Company"), and TCI Music, Inc., a Delaware corporation ("TCI Music").

                             PRELIMINARY STATEMENTS

        The Company and TCI Music have entered into an Agreement of Merger dated as of December 8, 1997 (as the same may be amended from time to time, the "Merger Agreement"), providing for the merger (the "Merger") of TCI Para Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of TCI Music, with and into the Company pursuant to the terms and conditions of the Merger Agreement.

        Upon consummation of the Merger, the stockholders of the Company will be entitled to receive shares of TCI Music Common Stock in exchange for shares of Company Common Stock owned by them, and certain holders of warrants to acquire Company Common Stock ("Warrants"), in consideration of their agreement to cancel such Warrants prior to the Effective Time, will be entitled to receive shares of TCI Music Common Stock, in each case in amounts as set forth in the Merger Agreement.

        Pursuant to the terms of the Merger Agreement, TCI Music has agreed to prepare and file with the SEC a Registration Statement (the "Registration Statement") on Form S-3, or other appropriate form selected by TCI Music, with respect to the public resale by those persons who are stockholders of the Company as of the Effective Time or warrantholders who agree to cancel their Warrants prior to the Effective Time, in each case who have executed and delivered to TCI Music an agreement in the form of this Agreement and who receive shares of TCI Music Common Stock in the Merger. The Stockholder desires to have the shares of TCI Music Common Stock to be issued to the Stockholder in the Merger (the "Shares") covered by the Registration Statement.

        NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to them in the Merger Agreement.

2.      Registration.

        (a) Registration. TCI Music shall file and shall use commercially reasonable efforts to cause to become effective, on or before September 1, 1998, or, if earlier, as soon as reasonably


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practicable after expiration of the TCI Rights, a Registration Statement under the Securities Act registering the sale of all the Shares issued in the Merger. Any Shares required to be registered pursuant to this Agreement are referred to herein as "Registrable Shares." The Stockholder may elect not to include all or any portion of the Stockholder's Shares in the Registration Statement by giving notice to TCI Music to that effect at any time before the Registration Statement becomes effective, but thereafter shall not be entitled to any further rights to have Shares registered pursuant to this Agreement. Registrable Shares sold pursuant to the Registration Statement will be sold only in accordance with a plan of distribution substantially to the effect set forth in Appendix A, which plan of distribution will be set forth in the Prospectus included as part of the Registration Statement. The Stockholder's registration rights under this Agreement will terminate automatically at such time as the Stockholder is able to sell without registration all of the Stockholder's Shares in a single transaction pursuant to any exemption under the Securities Act. TCI Music shall cease to have any obligation to effect a registration of the Registrable Shares pursuant to this Agreement after one Registration Statement is declared effective and remains effective for the period prescribed in Section 2(b)(i).

        (b) Preparation and Filing of Registration Statement. In connection with its obligation pursuant to this Agreement to use commercially reasonable efforts to effect a registration of Registrable Shares, TCI Music shall, as expeditiously as practicable:

                (i) use commercially reasonable efforts to cause a Registration Statement to become and remain effective for a period of 120 days or until all of the Registrable Shares have been disposed of (if earlier);

                (ii) furnish, at least five business days before filing the Registration Statement, a draft of the prospectus to be included therein ("Prospectus") and any amendments or supplements relating to such Registration Statement or Prospectus, to one legal counsel selected by a majority of the holders of the Registrable Shares (the "Stockholders' Counsel"), and copies of all other documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such Stockholders' Counsel in advance of the proposed filing by a period of time that is reasonable under the circumstances);

                (iii) prepare and file with the SEC such amendments and supplements to such Registration Statement and Prospectus as may be necessary to keep such Registration Statement effective for at least a period of 120 days or until all of the Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Registrable Shares;

                (iv) notify the Stockholders' Counsel promptly in writing (A) of any comments by the SEC with respect to such Registration Statement or Prospectus, or any request by the SEC for the amending or supplementing thereof, or for additional information with respect thereto, (B) of the issuance by the SEC of any stop order suspending the effectiveness of such


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Registration Statement or Prospectus or any amendment or supplement thereto or the initiation of any proceedings for that purpose and (C) of the receipt by TCI Music of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                (v) use commercially reasonable efforts to register or qualify the Registrable Shares under the securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of Registrable Shares in such jurisdictions; provided, however, that TCI Music will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it otherwise would not be required to do so but for this clause;

                (vi) furnish to each seller of Registrable Shares such number of copies of the Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares;

                (vii) use commercially reasonable efforts to cause the Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of TCI Music to enable the seller or sellers thereof to consummate the disposition of the Registrable Shares;

                (viii) notify on a timely basis each seller of Registrable Shares at any time when a Prospectus relating to the Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in clause (i) of this Section of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (ix) make available for inspection by any seller of Registrable Shares, and any attorney, accountant or other agent retained by any such seller (collectively, the "Inspectors"), all pertinent financial, business or other records, corporate documents and properties of TCI Music (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause TCI Music's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement (and any of the Information which TCI Music determines in good faith to be confidential, and of which determination the Inspectors are so


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notified, shall not be disclosed by the Inspectors unless (A) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
(C) such Information has been made generally available to the public, and the seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to TCI Music and allow TCI Music, at TCI Music's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

                (x) provide a transfer agent and registrar (which may be the same entity and which may be TCI Music) for the Registrable Shares;

                (xi) use commercially reasonable efforts to list Registrable Shares on any national securities exchange on which any shares of the Common Stock of TCI Music are listed, or if TCI Music Common Stock is not listed on a national securities exchange, use commercially reasonable efforts to qualify the Registrable Shares for quotation on the NASDAQ or such other national securities exchange as the holders of a majority of the Registrable Shares shall request;

                (xii) use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                (xiii) use commercially reasonable efforts to take all other steps necessary to effect the registration of the sale of the Registrable Shares contemplated hereby and to keep such registration effective during the period prescribed by Section 2(b)(i), except as provided in Section 2(c).

        (c) Blackout Rights. Notwithstanding any other provision of this Agreement to the contrary, if at any time after the 15th day after the Registration Statement is declared effective by the SEC, TCI Music determines, in its reasonable business judgment, that the registration and offering to be effected pursuant to the Registration Statement could interfere with or otherwise adversely affect any financing, acquisition, sale, merger, consolidation or other material transaction or development involving TCI Music or any of its affiliates or require TCI Music to disclose any matter that otherwise would not be required to be disclosed at such time, then TCI Music may require the suspension by the Stockholder of the distribution of any of the Registrable Shares by giving notice to the Stockholder. Any such notice need not specify the reasons for such suspension if TCI Music determines, in its reasonable judgment, that doing so would interfere with or adversely affect such transaction or development or would result in the disclosure of material non-public information. Subject to the following sentence, until TCI Music has determined, in its reasonable judgment, that such suspension is no longer necessary and has given notice of that determination to the Stockholder, TCI Music's obligations to use commercially reasonable efforts to cause the Registration Statement


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to remain effective and the Stockholder's right to sell Registrable Shares under the Registration Statement will be suspended. TCI Music may exercise its right to suspend the Stockholder's registration rights pursuant to this subparagraph
(c) on only one occasion and then for a period not to exceed 30 days, and the period during which TCI Music is required to cause the Registration Statement to remain effective will be extended by a period equal to the period of such suspension. In addition, TCI Music's right to suspend the Stockholder's registration rights pursuant to this subparagraph (c) is subject to the condition that such suspension shall apply similarly to all other Stockholders who acquire Shares in the Merger and to each other holder of TCI Music Common Stock having registration rights reasonably comparable to those granted under this Agreement.

3. Information and Compliance with Legal Requirements. The Stockholder agrees to cooperate fully with TCI Music in the preparation and filing of a Registration Statement pursuant to this Agreement and further covenants that all information supplied or to be supplied in writing to TCI Music by the Stockholder or any of the Stockholder's representatives expressly for inclusion in the Registration Statement, any Prospectus and any amendment or supplement thereto will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Expenses. TCI Music will be responsible for all expenses incurred by TCI Music in complying with Section 2, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses and fees and expenses of TCI Music's counsel and accountants. The Stockholder will be responsible for all underwriting or broker's discounts and commissions and transfer taxes, if any, relating to the resale by the Stockholder of the Stockholder's Shares, as well as all fees and expenses of counsel and of any other advisor to the Stockholder.

5.      Indemnification.


        (a) Indemnification by TCI Music. TCI Music agrees to indemnify and hold harmless the Stockholder and each person (if any) who controls such Stockholder within the meaning of either the Securities Act or the Exchange Act (collectively, the "Seller Indemnified Parties") from and against any losses, claims, damages or liabilities (collectively "Losses"), joint or several, to which such Seller Indemnified Parties may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, subject to Section 5(c), TCI Music will reimburse such Seller Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that TCI Music will not indemnify or hold harmless any Seller Indemnified Party from or against any such Losses (i) that arise out of or are based upon any violation of any federal or state securities laws, rules or regulations committed by any of the Seller Indemnified


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Parties (or any person who controls any of them or any agent, broker-dealer or underwriter engaged by them) or in the case of a non-underwritten offering, any failure by such Stockholder to give any purchaser of Registrable Shares, at or prior to the written confirmation of such sale, a copy of the most recent Prospectus or (ii) if the untrue statement, omission or allegation thereof upon which such Losses or expenses are based (x) was made in reliance upon and in conformity with the information provided by or on behalf of any Seller Indemnified Party specifically for use or inclusion in the Registration Statement or any Prospectus, or (y) was made in any Prospectus used after such time as TCI Music advised such Stockholder that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented, or (z) was made in any Prospectus used after such time as the obligation of TCI Music hereunder to keep the Registration Statement effective and current has expired or been suspended hereunder.

        (b) Indemnification by Stockholder. The Stockholder, severally and not jointly, agrees to indemnify and hold harmless TCI Music, its directors and officers and each person, if any, who controls TCI Music within the meaning of either the Securities Act or the Exchange Act (the "TCI Music Indemnified Parties"), from and against any Losses, joint or several, to which the TCI Music Indemnified Parties may become subject, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with the information provided by or on behalf of such Stockholder or any person who controls such Stockholder specifically for use or inclusion in the Registration Statement or any Prospectus, (ii) the use of any Prospectus after such time as TCI Music has advised such Stockholder that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, (iii) the use of any Prospectus after such time as the obligation of TCI Music hereunder to keep the Registration Statement effective and current has expired or been suspended hereunder or (iv) any violation by such Stockholder or any person who controls such Stockholder within the meaning of either the Securities Act or the Exchange Act (or any agent, broker-dealer or underwriter engaged by such Stockholder or any such controlling person) of any federal or state securities law or rule or regulation thereunder or any failure by such Stockholder to give any purchaser of Registrable Shares at or prior to the written confirmation of such sale a copy of the most recent Prospectus; and, subject to Section 5(c), such Stockholder will reimburse such TCI Music Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses. For purposes of this Agreement, including but not limited to clause (i) of the preceding sentence and clause (ii) of the last sentence of Section 5(a), any information concerning any Seller Indemnified Party or plan of distribution included in any Registration Statement or Prospectus which is provided to the Stockholder for his review within a reasonable period before filing or use thereof and as to which such Stockholder has not promptly provided written notice of objection or correction to TCI Music will be deemed to have been provided by such Stockholder specifically for use in such Registration Statement or Prospectus.


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
        (c) Indemnification Procedure. Each party entitled to indemnification under this Section 5 (the "Indemnified Party") will give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if it so elects, to assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure to so notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding. If the Indemnifying Party elects to assume the defense in any action or proceeding, the Indemnified Party will have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel will be such Indemnified Party's expense unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include an Indemnified Party and the Indemnifying Party, and such Indemnified Party will have been advised by counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party will not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party will not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm will be designated in writing by the Stockholder or TCI Music, as the case may be). No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. The Indemnifying Party will not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party will indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

        (d) Allocation and Contribution. If the indemnification provided for under this Section 5 is unavailable to or insufficient to hold the Indemnified Party harmless in respect of any Losses referred to in subparagraphs (a) or (b) above for any reason other than as specified therein, then the Indemnifying Party will contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one


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
hand and such Indemnified Party on the other from the subject offering or distribution or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand will be deemed to be in the same proportion as the net proceeds of the offering or other distribution (after deducting expenses) received by the Indemnifying Party bears to the net proceeds of the offering or other distribution (after deducting expenses) received by the Indemnified Party. The relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) TCI Music or the Stockholder, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, the relative benefits received by each party from the sale of the Registrable Shares and any other equitable considerations appropriate under the circumstances. The amount paid or payable by an Indemnified Party as a result of the Losses referred to above in this subsection (d) will be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person who was guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. Further Assurances. For one year after the Closing Date, the Stockholder will take such other actions and enter into such other agreements as may be deemed reasonably necessary or advisable by TCI Music in connection with any resale by the Stockholder of the Shares.

7.      Miscellaneous.

        (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written and oral, and all contemporaneous oral, agreements and understandings with respect to the subject matter of this Agreement.

        (b) Notices. All notices and other communications hereunder will be in writing and will be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

If to TCI Music:             TCI Music, Inc.
                             8101 East Prentice Avenue, Suite 500
                             Englewood, Colorado   80111
                             Telecopy: (303) 721-5443
                             Attention: President


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
With a copy to:              Legal Department
                             Terrace Tower II
                             5619 DTC Parkway
                             Englewood, Colorado  80111-3000
                             Telecopy: (303) 488-3217

And a copy to:               Sherman & Howard L.L.C.
                             633 Seventeenth Street, Suite 3000
                             Denver, Colorado 80202
                             Telecopy: (303) 298-0940
                             Attention: Charles Y. Tanabe, Esq.

If to Stockholder:           To the address or telecopy  number set forth for
                             the  Stockholder on the signature page hereof

or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above. Any notice or communication delivered in person will be deemed effective on delivery. Any notice or communication sent by telecopy will be deemed effective when confirmed. Any notice or communication sent by registered or certified mail, return receipt requested, will be deemed effective when received, as evidenced by the return receipt.

        (c) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER PRINCIPLES OF CONFLICTS OF LAWS APPLICABLE THERETO.

        (d) Rules of Construction. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. Words used in this Agreement, regardless of the gender and number specifically used, will be deemed and construed to include any other gender, masculine, feminine, or neuter, and any other number, singular or plural, as the context requires. As used in this Agreement, the word "including" is not limiting, and the word "or" is not exclusive.

        (e) Parties in Interest. This Agreement will be binding upon and inure solely to the benefit of the parties to this Agreement and their legal successors-in-interest, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.


        (f) Counterparts. This Agreement may be executed in counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement.

        (g) Assignment. This Agreement may not be assigned by either party to this Agreement.


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
        (h) Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of both the parties.

        (i) Extension; Waiver. Either party to this Agreement may (a) agree to extend the time for the performance of any of the obligations or other acts of the other party to this Agreement, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate, or writing delivered pursuant to this Agreement by the other party, or ( c) waive compliance by the other party with any of the agreements or conditions contained herein or any breach thereof. Any agreement on the part of either party to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party.

        (j) Legal Fees; Costs. If either party to this Agreement institutes any action or proceeding, whether before a court or arbitrator, to enforce any provision of this Agreement, the prevailing party therein will be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                    TCI MUSIC, INC.



                                    By: /s/ DAVID B. KOFF
                                        ----------------------------------------
                                            David B. Koff, President


                                    STOCKHOLDER



                                    By: /s/ THOMAS MCPARTLAND, ATTORNEY-IN-FACT
                                        ----------------------------------------
                                            Thomas McPartland, Attorney-in-Fact


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
                                                                      APPENDIX A


        The Registrable Shares may be sold by the selling stockholders directly or through agents designated from time to time or to or through broker-dealers designated from time to time. To the extent required, the name of any such agent or broker-dealer involved in the offer and sale of the Registrable Shares and any applicable commissions, discounts or other items constituting compensation to such agents or broker-dealers will be set forth in a Prospectus Supplement.

        The distribution of the Registrable Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at prices determined on a negotiated or competitive bid basis. Registrable Shares may be sold through a broker-dealer acting as agent or broker for selling stockholders, or to a broker-dealer acting as principal. In the latter case, the broker-dealer may then resell such Registrable Shares to the public at varying prices to be determined by such broker-dealer at the time of resale.


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